EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that Amendment No. 9, filed February 18, 2022 (“Amendment No. 9”), to the Schedule 13D previously filed on January 7, 2010 (as amended, the “Statement”) with respect to the Common Stock, par value $0.01 per share, of Pilgrim’s Pride Corporation is, and any subsequent amendments to the Statement executed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, and this agreement shall be included as an Exhibit to Amendment No. 8 and each such subsequent amendment to the Statement. Each of the undersigned agrees to be responsible for the timely filing of any subsequent amendments to the Statement, and for the completeness and accuracy of the information concerning itself contained therein. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 18th day of February, 2022.

JBS WISCONSIN PROPERTIES, LLC

By:	/s/ Denilson Molina
	Name:	Denilson Molina
	Title:	Officer

JBS USA FOOD COMPANY

By:	/s/ Denilson Molina
	Name:	Denilson Molina
	Title:	Officer

JBS USA FOOD COMPANY HOLDINGS

By:	/s/ Denilson Molina
	Name:	Denilson Molina
	Title:	Officer

JBS LUXEMBOURG S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Manager

JBS PETRUSSE FINANCE S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Manager

JBS USA LUX S.A.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Manager

JBS USA HOLDING LUX S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Manager

JBS GLOBAL MEAT HOLDINGS PTY LTD.

By:	/s/ Lucas Ebram Vilhena de Moraes
	Name:	Lucas Ebram Vilhena de Moraes
	Title:	Director

JBS HOLDING LUXEMBOURG S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Manager

JBS GLOBAL LUXEMBOURG S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Manager

JBS INVESTMENTS LUXEMBOURG SA

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Manager

JBS S.A.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Officer

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Investor Relations and Chief Financial Officer

J&F INVESTIMENTOS S.A.

By:	/s/ Aguinaldo Gomes Ramos Filho
	Name:	Aguinaldo Gomes Ramos Filho
	Title:	Officer

JOESLEY MENDONÇA BATISTA

/s/ Joesley Mendonça Batista

WESLEY MENDONÇA BATISTA

/s/ Wesley Mendonça Batista